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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): JANUARY 5, 2005

                                   ANSYS, INC.
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               (Exact name of registrant as specified in charter)

          DELAWARE                      0-20853                 04-3219960
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                   275 Technology Drive, Canonsburg, PA, 15317
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               (Address of Principal Executive Offices) (Zip Code)

                                 (724) 746-3304
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On January 5, 2005, ANSYS, Inc. issued a press release announcing the acquisition of Century Dynamics, Inc., a leading provider of sophisticated simulation software for solving linear, nonlinear, explicit and multi-body hydro-dynamics problems. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1 - Press Release issued by ANSYS, Inc. on January 5, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANSYS, INC.

Date:  January 5, 2005             By: /s/ Maria T. Shields
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                                       Maria T. Shields - Chief Financial
                                       Officer, VP of Finance and Administration
                                       (Ms. Shields is the Principal Financial
                                       and Accounting Officer and has been duly
                                       authorized to sign on behalf of the
                                       Registrant)

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                                  EXHIBIT INDEX

Exhibit Number      Description
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99.1                Press Release issued by ANSYS, Inc. on January 5, 2005.